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                                                                   EXHIBIT 10.10


                       INTEGRATED CIRCUIT SYSTEMS, INC.

                        DEFERRED COMPENSATION AGREEMENT
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          THIS DEFERRED COMPENSATION AGREEMENT (this "Agreement") is made and
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entered into as of the 11th day of May, 1999 by and between Hock E. Tan (the
"Executive") and Integrated Circuit Systems, Inc., a Pennsylvania corporation
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(the "Company"). This Agreement is intended to provide deferred compensation to
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the Executive. In consideration for the continued employment of the Executive by the Company on and after the date hereof, the Company and the Executive hereto agree as follows:

          1.   Deferred Compensation Benefit. Subject to the provisions in
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paragraphs 2, 3 and 4 hereof, as of the date ten years after the date hereof
(the "Deferred Date"), the Company will pay the Executive (or his beneficiary in
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the event of his death) a lump sum of $102,086 (the "Benefit Amount"),
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regardless of whether the Executive is employed by the Company as of such date.

          2.   Sale of the Company. If there is a consummation of a Sale of
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the Company prior to the Deferred Date and if neither a consummation of a
Qualified Initial Public Offering (as defined herein) nor a Termination Event (as defined herein) has occurred, then the Benefit Amount otherwise payable under paragraph 1 above shall become immediately payable as of the date of the consummation of a Sale of the Company.

          3.   Qualified Initial Public Offering. If there is a consummation of
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a Qualified Initial Public Offering (as defined herein) prior to the Deferred
Date and if neither a consummation of a Sale of the Company nor a Termination Event has occurred, then the Benefit Amount otherwise payable under paragraph 1 above shall become payable in the form of installments as follows:

          (a) 50% of the Benefit Amount shall be immediately payable on the date of the consummation of a Qualified Initial Public Offering (the "QIPO Date"); and
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          (b)  50% of the Benefit Amount shall be payable on the earlier of (i)
               the date one year after the QIPO Date and (ii) the Deferred Date.

          4.   Termination Event. If, prior to the Deferral Date, Executive
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ceases to be employed by the Company or any of its Subsidiaries, and if neither a consummation of a Sale of the Company nor a consummation of a Qualified
Initial Public Offering has occurred (if all such conditions are met, a "Termination Event"), then the Benefit Amount otherwise payable under paragraph
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1 above shall become due and payable on the 60th day after the Termination Date.

          5.   Earnings and Interest. No earnings or interest with respect to
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the Benefit Amount shall be payable, regardless of the form or timing of the payment of such Benefit Amount.

          6.   Death of the Executive. The death of the Executive shall not
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affect the timing of the payment of the Benefit Amount under this Agreement.
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          7.   Designation of Beneficiaries. The Executive may name any Person
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(who may be named concurrently, contingently or successively) to whom the
Benefit Amount under this Agreement is to be paid if the Executive dies before the Benefit Amount is fully distributed. Each such beneficiary designation will revoke all prior designations by the Executive, shall not require the consent of any previously named beneficiary, shall be in a form prescribed by the Company and will be effective only when filed with the Company during the Executive's lifetime. If the Executive fails to designate a beneficiary before his death, as provided in this paragraph, or if the beneficiary designated by the Executive dies before the date of the Executive's death or before complete payment of the Benefit Amount, the Company, in its discretion, may pay the Benefit Amount to either (i) one or more of the Executive's relatives by blood, adoption or marriage and in such proportions as the Company determines, or (ii) the legal representative or representatives of the estate of the last to die of the Executive and his designated beneficiary. Notwithstanding the foregoing, if the Executive is married, the Executive's spouse must consent in writing to the designation of any Person as beneficiary other than the spouse.

          8.   Definitions.
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               (a)  "Affiliate" means, when used with reference to a specified
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     Person, any Person that directly or indirectly controls or is controlled by or is under common control with the specified Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise). With respect to any Person who is an individual, "Affiliates" shall also include, without limitation, any member of such individual's Family Group. It is understood and agreed that any portfolio company in which a Bain Stockholder or any other Affiliate thereof which is a private equity fund holds in excess of 30% of the outstanding capital stock is an "Affiliate" of such Bain Stockholder for purposes of this Plan and that any portfolio company in which a Bear Stearns Stockholder or any other Affiliate thereof that invests primarily in equity securities holds in excess of 30% of the outstanding capital stock is an "Affiliate" of such Bear Stearns
     Stockholder for purposes of this Plan.

               (b)  "Bain Sale of the Company" means (i) a sale of all or
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     substantially all of the consolidated assets of the Company to one or more of the Bain Stockholders or their Affiliates, or (ii) the transfer or other disposition to the Bain Stockholders or their Affiliates of outstanding shares of capital stock of the Company (in each case, whether by merger, consolidation, sale of the Company's capital stock or otherwise) such that after giving effect to such transfer the Bain Stockholders and their Affiliates own all or substantially all of the outstanding shares of the Company's capital stock (in each case, whether by merger, consolidation, sale of the Company's capital stock or otherwise).

               (c)  "Bain Stockholders" means each of the Persons listed on
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     Schedule I hereto.

               (d)  "Board" means the Board of Directors of the Company.
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               (e)  "Class A Common" means the Company's Class A Common Stock,
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     par value $.01 per share.

               (f)  "Class L Common" means the Company's Class L Common Stock,
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     par value $.01 per share.

               (g)  "Common Stock" means, collectively, Class A Common, Class L
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     Common and any other common stock authorized by the Company.

               (h)  "ERISA" means the Employee Retirement Income Security Act of
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     1974, as amended, and the rules and regulations promulgated thereunder.

               (i)  "Person" means an individual, a partnership, a corporation,
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     a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, a governmental entity or any department, agency or political subdivision thereof or any other entity or organization.

               (j)  "Qualified Initial Public Offering" means the initial sale
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     by the Company of any class or classes of the Common Stock in an offering registered under the Securities Act, other than an offering made solely in connection with a business acquisition or combination or an employee benefit plan, but only if the aggregate gross proceeds received by the Company and/or its stockholders in such initial sale or series of such sales in the aggregate are in excess of $50 million.

               (k)  "Sale of the Company" means (i) a Bain Sale of the Company,
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     or (ii) an Unaffiliated Sale of the Company.

               (l)  "Subsidiary" means, with respect to any Person, any
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     corporation, partnership, limited liability company, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or
     (ii) if a partnership, limited liability company, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, limited liability company, association or other business entity if such Person or Persons shall be allocated a majority of partnership, limited liability company, association or other business entity gains or losses or shall be or control the managing director, managing member, manager or a general partner of such partnership, limited liability company, association or other business entity.

               (m)  "Termination Date" means the date that Executive ceases to
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     be employed by the Company or any of its Subsidiaries for any reason.

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               (n)  "Unaffiliated Sale of the Company" means (i) a sale of all
                     --------------------------------
     or substantially all of the consolidated assets of the Company to any Person other than the Bain Stockholders or their Affiliates, or (ii) the transfer or other disposition to any Person other than the Bain Stockholders or their Affiliates of more than 50% of the outstanding shares of capital stock of the Company (in each case, whether by merger, consolidation, sale of the Company's capital stock or otherwise).

          9.   Administration of this Deferred Compensation Arrangement. The
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deferred compensation arrangement set forth under this Agreement shall be administered by the Company. The Company's duties and authority under this arrangement shall include (i) the interpretation of the provisions of this Agreement, (ii) the adoption of any rules and regulations which may become necessary or advisable in the operation of this arrangement, (iii) the making of such determinations as may be permitted or required pursuant to this arrangement, and (iv) the taking of such other actions as may be required for the proper administration of this arrangement in accordance with its terms. Any decision of the Company with respect to any matter within the authority of the Company that is in accordance with this Agreement shall be final, binding and conclusive upon the Executive, beneficiary, and each Person claiming under or through the Executive, and no additional authorization or ratification by the stockholders or the Executive shall be required. Any action by the Company with respect to any one or more other executives under similar agreements shall not be binding on the Company as to any action to be taken with respect to the Executive. Each determination required or permitted under this Agreement by the Company shall be made by the Company in the sole and absolute discretion of the Company.

          10.  Action by Company. Any action required or permitted by the
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Company under this Agreement shall be by resolution of the Board or by a duly authorized committee of the Board, or by a person or persons authorized by resolution of the Board or such committee.

          11.  Amendment. This Agreement may not be canceled, changed,
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modified, or amended orally, and no cancellation, change, modification or amendment hereof shall be effective or binding unless in a written instrument signed by the Company (with the approval of its Board of Directors) and the Executive. A provision of this Agreement may be waived only by a written instrument signed by the party against whom or which enforcement of such waiver is sought.

          12.  No Waiver. The failure at any time either of the Company or the
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Executive to require the performance by the other of any provision of this
Agreement shall in no way affect the full right of such party to require such performance at any time thereafter, nor shall the waiver by either the Company or the Executive of any breach of any provision of this Agreement be taken or held to constitute a waiver of any succeeding breach of such or any other provision of this Agreement.

          13.  Withholding for Taxes. Notwithstanding anything contained in this
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Agreement to the contrary, the Company shall withhold from any distribution made pursuant to this Agreement such amount or amounts as may be required for purposes of the Company complying with the tax withholding provisions of the Internal Revenue Code of 1986, as amended, or any state tax act for purposes of paying any income, estate, inheritance or other tax attributable to any amounts distributable under this Agreement.

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          14.  Assignment. This Agreement is binding on and for the benefit of
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the Company and the Executive and their respective successors, heirs, executors, administrators, and other legal representatives. Except as provided in Section 7 hereof, neither this Agreement nor any right or obligation hereunder may be sold, transferred, assigned, or pledged by the Company or by the Executive without the prior written consent of the other.

          15.  Interpretation and Severability. In the event any provision of
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this Agreement, or any portion thereof, is determined by any or court of competent jurisdiction to be unenforceable or void, the remaining provisions of this Agreement shall nevertheless be binding upon the Company and the Executive with the same effect as though the void provision or portion thereof had never been set forth therein.

          16.  No Conflict. Each of the Company and the Executive represents
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and warrants that such person or entity is not subject to any agreement, order, judgment or decree of any kind which would prevent such person or entity from entering into this Agreement.

          17.  Employment Relationship. This Agreement shall not in any way
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affect the right and power of the Company to dismiss or otherwise terminate the employment or change the terms of the employment or amount of compensation of the Executive at any time for any reason with or without cause or in accordance with any applicable employment contract.

          18.  Governing Law. This Agreement shall be governed by and construed
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in accordance with the substantive laws of the Commonwealth of Pennsylvania, without application of its conflict or choice of law provisions. The Company and the Executive agree that this is not an ERISA plan or part of an ERISA plan.

          19.  Execution. This Agreement may be executed in counterparts, each
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of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          20.  Gender and Number. Wherever any words are used herein in the
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masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

          21.  Headings. The headings contained in this Agreement are for
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reference purposes only, and shall not affect the meaning or interpretation of this Agreement.

          22.  Construction. References herein to this Agreement or any other
               ------------
agreement shall be references to such agreement as amended, modified, supplemented or waived from time to time.

                             *    *    *    *    *

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          IN WITNESS WHEREOF, the Company and the Executive have executed this
Deferred Compensation Agreement as of the date first written above.


INTEGRATED CIRCUIT SYSTEMS, INC.


By:   /s/ Hock Tan                      /s/ Hock E. Tan
      -------------------               -------------------
Name: Hock Tan                          Hock E. Tan
Its:  President


              [Signature Page to Deferred Compensation Agreement]

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                                  SCHEDULE I

                               BAIN STOCKHOLDERS


Bain Capital Fund VI, L.P.
BCIP Trust Associates II
BCIP Trust Associates II-B
BCIP Associates II
BCIP Associates II-B
BCIP Associates II-C
PEP Investments PTY Ltd.
Randolph Street Partners II
Randolph Street Partners 1999 DIF, L.L.C.